UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Preliminary Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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BREKFORD CORP.
(Name of Registrant as Specified In Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BREKFORD CORP.

7020 Dorsey Road
Hanover, Maryland 21076
(443) 557-0200
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NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 13, 2013

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To our Stockholders:

The 2013 Annual Meeting of Stockholders of Brekford Corp. (the “Company”) will be held at the Company’s corporate offices at 7020 Dorsey Road, Hanover, Maryland 21076 on June 13, 2013, beginning at 12:00 P.M., local time, for the following purposes:

1.
To elect the five (5) nominees named in the attached proxy statement and proxy card to serve on the Company’s Board of Directors until the 2014 annual meeting of stockholders and until their successors are duly elected and qualified;

2.
To adopt a non-binding advisory resolution (the “Say-on-Pay Vote”) approving the compensation of the Company’s named executive officers (as defined below in the section entitled, “Compensation of Directors and Executive Officers”);

3.	To recommend, by non-binding advisory vote, the frequency (every one year, two years or three years) of future Say-on-Pay Votes; and

4.	To transact such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

All stockholders are cordially invited to attend the annual meeting of stockholders.  Only stockholders of record of the Company as of the close of business on April 19, 2013 are entitled to notice of, and to vote at, the annual meeting or any adjournment or postponement thereof.  A list of stockholders entitled to vote at the annual meeting will be available at our corporate offices, during normal business hours, for a period of 10 days prior to the meeting and at the meeting itself for examination by any stockholder.

For the 2013 annual meeting, the Company is taking advantage of the Securities and Exchange Commission’s rules that allow companies to furnish proxy materials to their stockholders through the Internet.  We believe these rules allow us to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the annual meeting.

By Order of the Board of Directors,

/s/ C.B. Brechin
C.B. Brechin
Chief Executive Officer and Chief Financial Officer

Hanover, Maryland
April 30, 2013

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE VOTE YOUR SHARES AS SOON AS POSSIBLE USING ONE OF THE METHODS DESCRIBED IN THE ATTACHED PROXY STATEMENT AS SOON AS POSSIBLE.  STOCKHOLDERS WHO VOTE OVER THE INTERNET OR EXECUTE AND RETURN A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXIES AND VOTE THEIR SHARES IN PERSON.

BREKFORD CORP.

2013 ANNUAL MEETING OF STOCKHOLDERS
OF
BREKFORD CORP.

7020 Dorsey Road
Hanover, Maryland 21076
(443) 557-0200
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PROXY STATEMENT
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This proxy statement is furnished in connection with the solicitation by the Board of Directors of Brekford Corp. (the “Company”, “we”, “us” or “our”) of the accompanying proxy to be voted at the 2013 annual meeting of stockholders of the Company to be held on June 13, 2013, beginning at 12:00 P.M., local time, at 7020 Dorsey Road, Hanover, Maryland 21076, and at any adjournments or postponements thereof.  This proxy statement contains important Information about the 2013 annual meeting of stockholders.  The approximate date on which this proxy statement and the related form of proxy will be first sent or given to stockholders is April 30, 2013.

ABOUT THE MEETING

What is the purpose of the Annual Meeting?

At the annual meeting, stockholders will be asked to vote on:  (i) the election of the five director nominees named in this proxy statement and on the attached form of proxy to serve on our Board of Directors until the 2014 annual meeting of stockholders; (ii) the adoption of a non-binding advisory resolution approving the compensation of the Company’s named executive officers (the “Say-on-Pay Vote”); (iii) the recommendation, by non-binding advisory vote, the frequency (every one year, two years or three years) of future Say-on-Pay Votes; an d(iv) any other matters that may properly come before the meeting.  In addition, our management will report on our performance during 2012 and respond to appropriate questions from our stockholders.

Who is entitled to vote?

Only stockholders of record at the close of business on the record date, April 19, 2013 (the “Record Date”), are entitled to receive notice of the annual meeting and to vote the shares of our common stock, par value $.0001 per share (“Common Stock”) they held on the Record Date at the meeting or any adjournment or postponement of the meeting. Each outstanding share of Common Stock entitles its holder to cast one vote on each matter to be voted upon.

If you hold your shares in a stock brokerage account or if your shares are held by a bank or other nominee (that is, in street name), you cannot vote your shares at the annual meeting by returning a proxy card directly to the Company and you cannot vote your shares at the annual meeting in person unless you obtain a “legal proxy” from your broker, bank or other nominee that entitles you to vote in person.  If you want to vote your shares, you must either provide voting instructions to your broker, bank or other nominee or you should by following the instructions provided by your broker, bank or nominee when it sends this proxy statement to you or request a legal proxy from your broker, bank or other nominee so that you may vote in person.

Who can attend the meeting?

All persons who are stockholders as of the Record Date, or their duly appointed proxies, may attend.  Please note that if you hold shares in “street name” (that is, through a broker or other nominee), you will need to bring evidence of your share ownership, such as a copy of a brokerage statement, reflecting your stock ownership as of the Record Date and valid picture identification.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the meeting will constitute a quorum, permitting the business of the meeting to be conducted. As of the Record Date, April 19, 2013, 44,248,569 shares of our Common Stock, held by approximately 55 stockholders of record, were issued and outstanding. The number of stockholders is based solely upon the count that our transfer agent provided to us as of the Record Date and does not include: (i) any beneficial owners of Common Stock whose shares are held in the names of various dealers, clearing agencies, banks, brokers and other fiduciaries, or (ii) broker-dealers or other participants who hold or clear shares directly or indirectly through the Depository Trust Company, or its nominee, Cede & Co.  Abstentions and shares held in the names of dealers, clearing agencies, banks, brokers and other fiduciaries who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, referred to as “broker non-votes,” will count toward establishing a quorum.

If less than a majority of outstanding shares entitled to vote are represented at the meeting, then a majority of the shares present at the meeting may adjourn the meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

How do I vote?

Stockholders may vote on matters that are properly presented at the 2013 annual meeting in three ways:

●	By submitting your vote electronically via the Internet as discussed below;
●	By completing the accompanying proxy card and returning it to the Company at the address noted on the proxy card; or
●	By attending the 2013 annual meeting and casting your vote in person.

The Company is offering registered stockholders the opportunity to vote their shares electronically through the Internet.  Instead of submitting the accompanying proxy card by mail, stockholders may vote via the Internet by visiting www.iproxydirect.com/BFDI and following the procedure described in the Notice of Internet Availability of Proxy Materials (the “Notice”) that was mailed to them by the Company.  The Notice provides instructions on how to access and view this proxy statement and our annual report, as well as on how you may vote by submitting your proxy over the Internet.  Stockholders who vote through the Internet should understand that they may bear certain costs associated with Internet access, such as usage charges from their Internet service providers.  If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Notice.

Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (EDT) on , 2013. If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record.  You must follow the instructions of the holder of record for your shares to be voted.  Internet voting will also be offered to stockholders owning shares through certain banks and brokers.  If your shares are not registered in your own name and you plan to vote your shares in person at the annual meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the annual meeting in order to vote.

If you vote by proxy, the individuals named on the proxy card will vote your shares in the manner you indicate. You may specify whether your shares should be voted for all of the nominees for director or withheld for the nominees for director.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 13, 2013

This proxy statement and the Company’s Annual Report to Stockholders (including its Annual Report on Form 10-K for the year ended December 31, 2012) are available at  www.iproxydirect.com/BFDI.  Information on this website, other than this proxy statement, is not a part of this proxy statement.

Can I revoke my proxy and/or change my vote after I submit an electronic vote or return my proxy card?

Yes.  Even after you have submitted your proxy, you may revoke your proxy and/or change your vote at any time before the proxy is exercised by: (1) delivering to us a signed proxy card with a date later than your previously delivered proxy, (2) voting in person at the annual meeting, (3) granting a subsequent proxy through the Internet, or (4) sending a written revocation to our Chief Executive Officer. Your most current proxy card or Internet proxy is the one that is counted. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board of Directors. The Board recommends a vote:

●	FOR ALL NOMINEES named in this proxy statement, as described in Proposal 1;

●	FOR approval of the compensation paid for 2012 to the Company’s named executive officers in Proposal 2; and

●	For a recommendation that future Say-on-Pay Votes be held every 1 YEAR in proposal 3.

What vote is required to approve each proposal?

Proposal 1 - Election of Directors. Directors are elected by a plurality of all votes cast by holders of the Common Stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors.  A nominee who receives a plurality means that he or she has received more votes than any other nominee for the same director’s seat.  Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum, but they will have no impact on the outcome of the vote on the election of directors.

Proposal 2 – Approval (by non-binding advisory vote) of executive compensation.  The approval of the advisory Say-on-Pay Vote, as described in Proposal 2, requires the affirmative vote of the majority of the shares of Common Stock present in person or represented by proxy at the annual meeting and entitled to vote thereon.  An abstention will be treated as a vote against approval, but a broker non-vote will have no impact on the outcome of the vote on Proposal 3.

Proposal 3 – Recommendation (by non-binding advisory vote) of frequency of future Say-on-Pay Votes.  The recommendation, by advisory vote, regarding frequency with which future Say-on-Pay Votes should be presented to stockholders for consideration, as described in Proposal 3, will be determined based on the option (every one year, two years, or three years) that receives a majority of all votes cast at the Annual Meeting.  Abstentions and broker non-votes will have no impact on the outcome of the vote on Proposal 3.

Other Matters. Except with respect to certain extraordinary matters for which our Certificate of Incorporation or applicable law require a different proportion and provided that a quorum is present, approval of any other matter brought before the annual meeting pursuant to Proposal 2 will require the affirmative vote of a majority of the votes cast, either in person or by proxy, at the annual meeting by the holders of Common Stock.  Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum, but they will have no impact on the outcome of the vote on any matter brought before the meeting pursuant to Proposal 2.

The Board of Directors does not know of any other matters that may be brought before the annual meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees for election to the Board of Directors. In the event that any other matter should come before the annual meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their discretion.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some or all of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

Who will bear the costs of soliciting proxies?

The Company will pay the cost of preparing, assembling and mailing the Notice and, for those stockholders who request a printed copy of the proxy materials, the notice of meeting, proxy statement and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally, by telephone or by electronic means. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies. We may reimburse such persons for their expenses incurred in connection with these activities.

Where are the Company’s principal executive offices located?

The Company’s principal executive offices are located at 7020 Dorsey Road, Hanover, Maryland 21076 and its telephone number is (443) 557-0200.

How can I obtain additional information about the Company?

Copies of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 (the “Form 10-K”), which contains audited financial statements for the year ended December 31, 2012, is being made available to all stockholders along with this proxy statement. We will mail a printed copy of our proxy statement, form of proxy and Form 10-K free of charge to any stockholder who requests copies of such materials. All written requests should be directed to the Company’s Chief Executive Officer at its principal executive offices. All oral requests should be made by calling the Chief Executive Officer at the Company’s telephone number listed above.

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which requires that it file reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including the Company, that file electronically with the SEC. The SEC’s website address is http://www.sec.gov. In addition, the Company’s Exchange Act filings may be inspected and copied at the public reference facilities of the SEC located at Room 1580, 100 F Street, N.E., Washington, DC 20549, on official business days during the hours of 10:00 am to 3:00 pm. You may obtain information about the operation of the public reference room by calling the SEC at 1-800-SEC-0330.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us regarding the beneficial ownership of the Common Stock as of the Record Date by: (i) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of Common Stock; (ii) each director, director nominee and named executive officer (as defined below in the section entitled, “Compensation of Directors and Executive Officers”); and (iii) all executive officers and directors as a group. The percentage shown is based on 44,273,569 shares of Common Stock issued and outstanding as of the Record Date. Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all securities that they beneficially own (within the meaning of Rule 13d-3 of the Exchange Act). As used in the tables, “beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security), or the right to acquire such voting or investment power within 60 days of the Record Date (such as by exercising stock options or similar rights). Except as otherwise noted, the address of each person named below is the address of the Corporation

	Amount and Nature of Beneficial Ownership	Percentage of Class
Directors, Director Nominees and Named Executive Officers
C.B. Brechin (1)	13,979,869	31.6%
Scott Rutherford (1)	13,020,264	29.4%
Douglas Deleaver	40,000	*
Jessie Lee, Jr.	30,000	*
Robert West	25,000	*

Directors and Executive Officers as a Group (5 persons)	27,095,133	61.0%
_____________________________
Notes:
*Less than 1%
(1)
Includes 1,796,869 shares of common stock issuable upon conversion of the outstanding principal amount and accrued interest of a convertible promissory note, which is convertible within 60 days of the Record Date.

PROPOSAL 1 – ELECTION OF DIRECTORS

Our Board of Directors is responsible for managing our business and affairs. Our Certificate of Incorporation, as amended to date, and our Bylaws provide that the number of directors constituting our Board of Directors is to be determined by the majority vote of the entire Board of Directors. Our Board of Directors is currently made up of five directors. All directors serve for one-year terms and until their successors are duly elected and qualified.

At the 2013 annual meeting, stockholders will be asked to re-elect each of the incumbent directors other than Jesse Lee, Jr. and to elect Gregg Smith as a new director, in all cases to serve until the 2014 annual meeting of stockholders and until their successors are duly elected and qualified. Mr. Lee was not nominated for re-election to the Board upon the expiration of his term. Mr. West was elected by the Board on October 12, 2012 and was brought to the attention of the Board by an executive officer other than the CEO. Mr. Smith was brought to the attention of the Board by a non-management director. Each of the nominees was nominated by our Board of Directors in accordance with our Certificate of Incorporation and Bylaws. In the event a nominee declines or is unable to serve as a director, which is not anticipated, the proxies will vote in their discretion with respect to a substitute nominee named by the Board of Directors.

Information about the principal occupations, business experience and qualifications of these nominees is provided below in the section entitled “Qualifications of Director Nominees”.

Nominee	Age	Position with the Company
C.B. Brechin	40	Chief Executive Officer, Chief Financial Officer and Director
Douglas Deleaver	65	Director
Scott Rutherford	53	President and Director
Gregg Smith	42	Nominee
Robert West	44	Director

The Board of Directors unanimously recommends a vote “FOR ALL NOMINEES” named above.

QUALIFICATIONS OF DIRECTOR NOMINEES

The Board of Directors, after reviewing any recommendations from the Corporate Governance Committee, believes that all director nominees possess a diverse balance of skills, business experience and expertise necessary to provide leadership to the Company.  The following discussion sets forth biographical and other information about our directors, as well as the specific experience, qualifications, other attributes and skills of each director nominee that led the Board of Directors to determine that such person should serve on the Board of Directors.

C.B. Brechin. Mr. Brechin has served as Chief Executive Officer since July 2008 and as a director of the Company since January 2006. Mr. Brechin co-founded the Company’s predecessor, Pelican Mobile, in 1996 which had been a leading provider of rugged, mobile technology solutions providing services to branches of the U.S. military, various federal entities and numerous security and public safety agencies throughout the Mid-Atlantic region for more than a decade. Mr. Brechin possesses several years of technology expertise in the areas of hardware configuration, software installation, troubleshooting and network administration as a computer consultant for a number of organizations before founding the company. Mr. Brechin managed all aspects of the Pelican’s corporate and government sales, including sales strategy, partner/vendor relations, corporate structure, contract acquisition, training and development. In addition, Mr. Brechin managed Pelican’s financial planning, cash flow and risk analysis. He successfully closed over $20 million in sales and secured key client relationships. Through his sales efforts and strategic vision, Pelican was twice been recognized as a top reseller of Panasonic equipment, including “Reseller of the Year” in 2004. Mr. Brechin has a Bachelor’s Degree in Political Science and International Affairs from Kalamazoo College and a Master’s Degree in Information and Telecommunications Systems from Johns Hopkins University. In nominating Mr. Brechin for election to the Board of Directors, the Board considered Mr. Brechin’s experience discussed above, particularly his management experience in running a successful company involved in sales and contracts with government agencies as well was his expertise in technology, corporate governance and financial management.

Douglas Deleaver. Mr. Deleaver has served as a director of the Company since December 2007. Mr. Deleaver is a law enforcement veteran and security consultant with over 37 years of experience in local, state, federal, critical infrastructure and international security assessment and mitigation. He currently serves as Immediate Past President of NOBLE, the National Organization of Black Law Enforcement Executives, consisting of 58 chapters and 4,300 members, after serving as National President from 2007 to 2008 and National Vice President during 2006. Prior thereto from August 2003 to present, Mr. Deleaver has served on Boards of various organizations, including the Ethics Board for Harford County, Maryland, the U.S. Service Academies Nomination Board, the Maryland Chiefs of Police Association as President, and state and regional chapters of NOBLE as President and Vice President, respectively. From January 2003 through December 2006, he was appointed to certain positions at the request of State of Maryland Governor Robert Ehrlich, including Superintendent of the Maryland Natural Resources Police, the Maryland Emergency Management Agency, as well as re-appointed to Chief of Police of the Maryland Transit Administration. While serving under Governor Ehrlich, Mr. Deleaver directed several initiatives as one of 8 experts under the Governor’s Homeland Security Task Force, traveling to Israel to participate in an international security program to assess threat mitigation systems implemented for critical infrastructure in the State of Israel, as well as performing an evaluation of surveillance systems implemented by the City of London in response to the subway and bus bombings of July 2005. From July 1998 to January 2003, Mr. Deleaver served as Director of Strategic Planning and later Chief of Police for the Maryland Transit Administration Police. From July 1992 to December 1998, he served as both Captain and Major and Executive Assistant to the Superintendant to the Maryland Natural Resources Police. From 1969 to 1992, Mr. Deleaver served as an officer in the Maryland State Police, retiring with the rank of Lieutenant, during which time he served on the Executive Protection Detail for Maryland, where he protected three governors and was selected to serve on several protection details for visiting dignitaries. He has held top secret security clearance since January 2005. Mr. Deleaver earned his Bachelor of Arts Degree in Criminal Justice from Miami Dade College of Assessments and completed graduate work through the Law Enforcement Institute of the University of Maryland. In nominating Mr. Deleaver for election to the Board of Directors, the Board considered Mr. Deleaver’s experience discussed above, including his significant experience serving on boards of directors obtained from his service as a director of the Company and various organizations, as well as his active involvement with several public safety organizations.

Scott Rutherford. Mr. Rutherford has served as our President since July 8, 2008. Prior to that, he was Director of Engineering of our Pelican division since January 2006. He has also served as a director of the Company since January 2006. He co-founded Pelican in 1997 and served as its Vice President from 1997 to 2006. Mr. Rutherford has more than 25 years of entrepreneurial experience in conceiving, developing and building technical solutions for clients in both the corporate and government sectors. For Pelican, Mr. Rutherford was responsible for all aspects of technology evaluation and deployment to meet its clients’ needs for mobile, ruggedized computing solutions. This included locating and assimilating complex solutions from various vendors to ensure a turnkey installation in highly variable models of police and fire vehicles. In addition, Mr. Rutherford launched and continues to develop Pelican’s technical support infrastructure, for which he and his team of engineers have been presented with awards for Outstanding Technical Support by various clients, including the Maryland State Police. Leveraging his extensive mechanical, electronic and computer expertise, Mr. Rutherford has developed a large array of products from concept, including a Mobile Training Center for the Department of Defense and proprietary irrigation control filters to eliminate RF interference from the Annapolis Naval Radio Transmitter Station. Mr. Rutherford is the recipient of several awards for his innovative technology systems, including the “Comdex Most Innovative” award in 1998. In nominating Mr. Rutherford for election to the Board of Directors, the Board considered Mr. Rutherford’s experience discussed above, particularly his extensive technical knowledge in areas of mechanical, electronics and computers, his familiarity with and involvement in the Company’s key market areas, and his significant business experience gained through the ownership and operation of the Company.

Gregg Smith. Mr. Smith is a director nominee identified by the Board due to his wealth of experience in equity capital markets and track record of advising public and private companies regarding growth, capital structure, and financing strategies.  Since 2011, Mr. Smith has been a Partner and Chief Investment Officer at Edison Nation LLC, and joined the board of directors of Edison Nation Medical, LLC in 2012. Edison Nation is the nation’s largest confidential, open innovation community for independent inventors in the consumer and medical products categories, enabling corporate partners, brands and celebrities to find new product innovations from its members in countries around the globe utilizing a proprietary search and matching process.  From 2007 to 2011, Mr. Smith was the Managing Member of Evolution Corporate Advisors, LLC, based in New York, which offers capital markets advisory services to growing middle-market companies including business plan development, capital structure review, merger and acquisition negotiations, and introduction to financing sources.  From 2005 to September 2007, Mr. Smith was a Managing Director and Head of the Private Equity Group at Cowen and Company where he was responsible for the execution of privately placed equity offerings.  From 2000 to 2005, he was a Principal in the Private Equity Placements Group at Banc of America Securities where he was responsible for the execution of all private equity placements for public issuers.  Mr. Smith has completed over 100 equity and equity-linked private placements and offerings, and total transactions in excess of $4 billion.  Mr. Smith earned his Bachelor of Science in Business from Skidmore College in 1992.  In nominating Mr. Smith for election to the Board of Directors, the Board considered Mr. Smith’s experience discussed above, particularly his vast experience and track record in advising growth companies and his capital markets expertise in working with growth companies.

Robert West. Mr. West has served as a director of the Company since October 2012. He has been the Managing Partner at C3 Healthcare Solutions, LLC since he led its formation in March 2008 with five other members. C3 Healthcare Solutions provides business development and marketing consulting services to health care organizations including hospitals and physician practices. Additionally, Mr. West is the Chief Executive Officer of Pulmonary and Critical Care Associates of Baltimore, PA (“PCCAB”), a 43 physician group practice specializing in pulmonology, critical care, and sleep medicine. He is responsible for oversight of all financial, accounting, and billing operations and has led the organization to 55% revenue growth in the past five years. Mr. West is also the President of Proximall, LLC, a physician billing company that is a wholly owned subsidiary of PCCAB, formed in January 2012. Prior to these endeavors, Mr. West served as Administrative Director of Orthopedics, Neurosciences, and Bariatrics at Greater Baltimore Medical Center from August 2003 to February 2007. Mr. West board experience includes the Baltimore Spine Center from January 2005 to February 2007 and he is currently on the Executive Advisory Board of The Doctors Company. Mr. West earned a Master of Science in Management from The University of Maryland in 1999 and a Bachelor of Science from James Madison University in 1991. In nominating Mr. West for election to the Board of Directors, the Board considered Mr. West’s experience discussed above in relation to the financial, management, and organizational aspects of these positions.

CORPORATE GOVERNANCE MATTERS

Committees of the Board of Directors

The Board of Directors has established an Audit Committee, a Compensation Committee and a Corporate Governance Committee, each of which is briefly described below.

Audit Committee

The Audit Committee assists the Board of Directors in maintaining the integrity of our financial statements, and of our financial reporting processes and systems of internal audit controls, and our compliance with legal and regulatory requirements. The Audit Committee reviews the scope of independent audits and assesses the results. The Audit Committee meets with management to consider the adequacy of the internal control over, and the objectivity of, financial reporting. The Audit Committee also meets with the Company’s independent registered public accounting firm and with appropriate financial personnel concerning these matters. The Audit Committee selects, determines the compensation of, appoints and oversees our independent registered public accounting firm. Representatives of the independent registered public accounting firm periodically meet with the Audit Committee and always have unrestricted access to the Audit Committee. The Audit Committee, which currently consists of Douglas Deleaver (Chairman), Jessie Lee, Jr., and Robert West, met four times during 2012. None of the members of the Audit Committee satisfies the definition of “audit committee financial expert” contained in Item 407 of the SEC’s Regulation S-K. Although the Board has searched, and will continue to search, for a director candidate to serve on the Audit Committee who could satisfy this definition, the Board has not yet been able to identify an acceptable candidate. The Audit Committee has adopted a charter, a copy of which is available on our website at: http://ir.issuerdirect.com/bfdi/corporate_governance. The information on the Company’s website is not a part of this proxy statement.

Compensation Committee

The Compensation Committee administers incentive compensation plans, including stock option plans, and advises the Board of Directors regarding employee benefit plans. The Compensation Committee establishes the compensation structure for our senior managers, approves the compensation of our senior executives, and makes recommendations with respect to compensation of the Chief Executive Officer and our other executive officers. The Compensation Committee advises and makes recommendations to the Board of Directors on all matters concerning director compensation. The Compensation Committee, which currently consists of Douglas Deleaver (Chairman) Jessie Lee, Jr., and Robert West, did not meet during 2012. The Compensation Committee has adopted a charter, a copy of which is available on our website at: http://ir.issuerdirect.com/bfdi/corporate_governance. The information on the Company’s website is not a part of this proxy statement.

Corporate Governance Committee

The Corporate Governance Committee evaluates and recommends candidates for election to the Board of Directors, reviews the performance and contribution of directors, recommends membership for standing committees, reviews director independence, and adopts and reviews Company corporate governance guidelines and codes of conduct. The Corporate Governance Committee, which was established in February 2008, currently consists of Douglas Deleaver (Chairman) and Jessie Lee, Jr.  The Corporate Governance Committee met once during 2012.  The Corporate Governance Committee has not adopted a charter.

Director Independence

To determine whether directors are “independent”, the Board of Directors has adopted the independence standards of The NASDAQ Stock Market Rules (the “NASDAQ Rules”). The Board has determined that each of Messrs. Deleaver, Lee and West is an “independent director” as defined by NASDAQ Rule 5605(b)(1). Each member of the Compensation Committee and the Corporate Governance Committee other than Mr. Brechin and Mr. Rutherford is an “independent director”, and each member of the Audit Committee satisfies the independence requirements of NASDAQ Rule 5605(c)(2)(A). If elected, Mr. Smith will be an “independent director” as defined by NASDAQ Rule 5605(b)(1). The Board, after considering recommendations from the Corporate Governance Committee, nominates director candidates, and Messrs. Brechin and Rutherford do not satisfy the definition of “independent director” contained in NASDAQ Rule 5605(b)(1). The Company’s criteria for independence as approved by the Board of Directors is available to stockholders on our website at: http://www.brekford.com/investorrelations.html.

Family Relationships

There are no family relationships among the executive officers and directors of the Company.

Board Leadership Structure and Role in Risk Oversight

The Board of Directors does not have a policy as to whether the same person should serve as both the chief executive officer and chairman of the board or, if the roles are separate, whether the chairman should be selected from the non-employee directors or should be an employee. The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time. The current structure is that of a separate chief executive officer and chairman of the Board of Directors. Mr. Brechin serves as the Chief Executive Officer and is responsible for day-to-day leadership of the Company. Mr. Deleaver serves as the chairman of the Board. The Board believes that Mr. Deleaver’s service as Chairman of the Board is in the best interests of the Company and its stockholders given Mr. Delever’s in-depth knowledge of the issues, opportunities and challenges facing the Company, and that Mr. Deleaver is best positioned to communicate these issues to the other directors and to efficiently develop and lead agendas that ensure that the Board’s time and attention are focused on the most critical matters. The Board of Directors believes this structure is the most appropriate structure for the Company at this time, as it recognizes the time, effort and energy that the chief executive officer is required to devote to his position in the current business environment, as well as the commitment required to serve as the chairman of the Board, particularly as the Board’s oversight responsibilities continue to grow.

As part of its oversight function, the Board reviews and monitors financial, strategic and operational risk through annual and periodic reviews with management and through its various committees. The Audit Committee and the full Board of Directors monitors risks associated with the Company’s overall financial reporting and among its responsibilities is a review of risk assessment and management and significant risks or exposures. In addition, the Audit Committee has a responsibility to assess the steps management has taken to minimize such risks. The full Board of Directors also reviews the effectiveness and integrity of the Company’s financial reporting processes and the Company’s internal control structure (including both disclosure controls and procedures and internal control over financial reporting).

The Board periodically reviews the Company’s business strategy including financial, operational and regulatory risks facing the Company and the Company’s plans to mitigate these risks.

Board Meetings During 2012

During 2012, the Board of Directors held four meetings.  During 2012, each director attended more than 75% of the aggregate of (i) the number of meetings of the Board of Directors held during the period he served on the Board, and (ii) the number of meetings of committees of the Board of Directors held during the period he served on such committees.

Stockholder Communications with the Board of Directors

Anyone who has a concern about the Company, including with respect to accounting, internal accounting controls or audit matters, may communicate directly with our Chief Executive Officer, our non-management directors or the Audit Committee. Such communications may be confidential or anonymous, and may be submitted in writing addressed care of Mr. C.B. Brechin, Chief Executive Officer and Chief Financial Officer, Brekford Corp., 7020 Dorsey Road, Hanover, Maryland 21076.  All such concerns will be forwarded to the appropriate directors for their review, and will be simultaneously reviewed and addressed by the proper executive officers in the same way that other concerns are addressed by us.

The Company does not have a formal policy with regard to directors’ attendance at the annual meeting of stockholders.  The 2012 annual meeting of stockholders was attended by all of the persons who were then serving as directors.

Director Recommendations and Nominations

The Board of Directors identifies director candidates with the assistance of the Corporate Governance Committee through numerous sources, and it will review and consider candidates recommended by stockholders.  Stockholder recommendations should be submitted in writing to the Company at its principal executive offices, attention:  Secretary.

Whether recommended by a stockholder or otherwise, the Board of Directors seeks to nominate those individuals most qualified to serve as Board members and considers many factors with regard to each candidate, including judgment, reputation, integrity, diversity, prior experience, the interplay of the candidate’s experience with the experience of other directors and the candidate’s willingness to devote the time and effort required for Board responsibilities.  Although the Board of Directors does not have a formal diversity policy, the Board believes that greater diversity leads to better corporate governance and that potential nominees should possess a diverse and extensive background of knowledge and both professional and life experience that can support growth, evaluate risk and provide sufficient oversight to the Company. Nominees for director will be selected on the basis of the diversity they bring to the Board, outstanding achievement in their professional careers, broad experience, wisdom, character, integrity, ability to make independent, analytical inquiries and intelligent decisions, sound mature business judgment, understanding of the business environment, willingness to devote adequate time to Board duties and ability to collaborate effectively at the Board level. The Board further believes that each director should have a basic understanding of (i) the principal operational and financial objectives and plans and strategies of the Company, (ii) the results of operations and financial condition of the Company and of any business segments, and (iii) the relative standing of the Company and its business segments in relation to its competitors.  To date, the Company has not paid a fee to any third party or parties to identify or evaluate or assist in the identifying or evaluating potential nominees.

It should be noted that a stockholder recommendation is not a nomination, and there can be no guaranty that a person recommended by a stockholder will be nominated for election as a director. A stockholder who desires to nominate a person for election to the Board of Directors must comply with Section 2.2(b) of our Bylaws, which provides as follows:

Any nomination by a stockholder must be made by written notice to the Secretary delivered or mailed to and received at the principal executive offices of the Corporation:  (i) with respect to an election to be held at an annual meeting of stockholders, not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is not within 30 days from the anniversary date of the preceding year’s annual meeting date, written notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which public disclosure of the date of the annual meeting was made; and (ii) with respect to an election to be held at a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth day following the day on which the first public disclosure of the date of the special meeting was made.  Delivery shall be by hand, or by certified or registered mail, return receipt requested. In no event shall the public announcement of an adjournment of any annual or special meeting commence a new time period for giving of a stockholder notice as described above. A stockholder’s notice to the Secretary shall set forth (x) as to each person whom the stockholder proposes to nominate for election or re-election as a director: (1) the name, age, business address and residence address of such person, (2) the principal occupation or employment of such person, (3) the class and number of shares of stock of the Corporation which are beneficially owned by such person , (4) any other information relating to such person that would be required to be disclosed in solicitations of proxies for the election of such person as a director of the Corporation under securities laws, had the nominee been nominated by the Board of Directors, and (5) such person’s written consent to being named in any proxy statement as a nominee and to serving as a director if elected; and (y) as to the stockholder giving notice: (1) the name and address, as they appear on the Corporation’s records, of such stockholder, (2) the class and number of shares of stock of the Corporation which are beneficially owned by such stockholder (determined as provided in clause (x)(3) above), (3) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote on the election of directors at such meeting and that such stockholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, and (4) a description of all agreements, arrangements or understandings between the stockholder and each nominee of the stockholder and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder.

The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a director.

The Company will provide, without charge, a copy of our Bylaws upon the request of a stockholder delivered to the Secretary of the Company in writing at our principal executive officers or by telephone at (443) 557-0200.

Code of Ethics

The Board of Directors has not adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. The Board believes that the small number of individuals involved in the Company's management makes such a code unnecessary. The Board intends to periodically evaluate the need for a Code of Ethics as we continue to grow and will adopt an appropriate Code of Ethics if and when it determines that such a code is necessary.

DIRECTOR COMPENSATION

The following table sets forth the compensation paid to all persons who served as members of our Board of Directors (other than our named executive officers) during 2012.  Information about the compensation paid to our named executive officers is provided below in the section entitled “Executive Compensation”.

Director Compensation Table
Name	Fees earned or paid in cash ($)	Stock awards ($) (1)	All other compensation ($)	Total ($)
Douglas Deleaver	7,600	—	—	7,600
Jessie Lee, Jr.	5,600	—	—	5,600
Robert West	1,000	—	—	1,000
_____________________________
Note:
(1)	None.

In April 2008, the Company’s Board of Directors adopted the 2008 Director’s Compensation Plan, which provides for the following compensation:

Stock Grants

Each non-employee director is entitled to receive 10,000 restricted shares of Common Stock per year as compensation for attending Board meetings during the fiscal year, provided that a director must attend a minimum of 75% of the regular and special meetings of the full Board and of any committees upon which they sit.

Cash

Messrs. Deleaver, Lee and West are entitled to receive cash in the amount of $1,900, $1,400 and $1,000, respectively, per calendar quarter as compensation for attending Board meetings during that quarter, provided that a director must attend a minimum of 75% of the regular and special meetings of the full Board and of any committees upon which they sit.

Out-of-Pocket Expenses

The Company reimburses a director’s out-of-pocket expenses for in-person meetings upon submission of an expense statement and receipts, up to a maximum of $500 per in-person meeting.

REPORT OF THE AUDIT COMMITTEE

In accordance with its written charter adopted by our Board of Directors, the Audit Committee’s role is to act on behalf of the Board of Directors in the oversight of our accounting, auditing and financial reporting practices.

Management is responsible for our financial reporting process, including our system of internal controls, and for the preparation of our financial statements in accordance with generally accepted accounting principles. The Company’s independent registered public accounting firm is responsible for auditing those financial statements. It is the Audit Committee’s responsibility to monitor and review these processes. It is not the Audit Committee’s duty or responsibility to conduct auditing or accounting reviews or procedures. The Audit Committee may not be, and may not represent itself to be or serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. The Audit Committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent auditors included in their report on our financial statements. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that our financial statements are presented in accordance with generally accepted accounting principles, that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards or that our independent registered public accounting firm is in fact “independent.”

In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements for the year ended December 31, 2012 with management, including a discussion of the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee reviewed the financial statements for fiscal year 2012 with the Company’s independent registered public accounting firm and discussed with that firm all of the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU § 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T), including the independent registered public accounting firm’s judgments as to the quality, not just the acceptability, of our accounting principles. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding that firm’s communications with the Audit Committee concerning its independence, and discussed with that firm its independence.  Finally, the Audit Committee has considered whether the provision by the independent registered public accounting firm of non-audit services to the Company is compatible with maintaining that firm’s independence. The Audit Committee discussed with the independent registered public accounting firm any relationships that may have an impact on that firm’s objectivity and independence and satisfied itself as to the independence of the independent registered public accounting firm.

The Audit Committee also discussed with management the process used to support certifications by our Chief Executive Officer and Chief Financial Officer that are required by the SEC and the Sarbanes-Oxley Act of 2002 to accompany our periodic filings with the SEC.

Based on the foregoing review and discussions, and subject to the limitations on its role and responsibilities described above, the Audit Committee recommended to our Board of Directors that the Company’s audited financial statements for the year ended December 31, 2012 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

Submitted by the Audit Committee

Douglas Deleaver

Jessie Lee, Jr.

Robert West

EXECUTIVE OFFICERS

Information about the Company’s executive officers is set forth below.  All officers are elected annually by the Board of Directors and hold office at its pleasure.

C.B. Brechin, Chief Executive Officer and Chief Financial Officer.  Biographical and other information about Mr. Brechin is provided above in the section entitled “Qualifications of Director Nominees”.

Scott Rutherford, President.  Biographical and other information about Mr. Rutherford is provided above in the section entitled “Qualifications of Director Nominees”.

EXECUTIVE COMPENSATION

Executive Compensation Philosophy

Our compensation philosophy is to provide our executive officers listed in the summary compensation table with compensation packages that attract, retain, reward and motivate them. Therefore, our Board of Directors and our Compensation Committee generally construct compensation packages that take into account those of executive officers with similar positions in comparable companies, linking the performance of the company and individual performance and designed to align the interests of the executive officers with those of our stockholders. Our compensation philosophy is also designed to reinforce a sense of ownership in the company, urgency with respect to meeting deadlines and overall entrepreneurial spirit and to link rewards to measurable corporate performance metrics.

While the Board of Directors and Compensation Committee seek to provide compensation packages that are competitive within our markets and the technology industry, in general, it does not utilize an established peer group in our industry and does not set compensation levels based on any predetermined benchmarks for total compensation or any individual element of compensation. Management of the Company reviews our performance on a regular basis using a variety of financial and non-financial metrics. These metrics include, but are not limited to, net sales, gross margin, sales and marketing expenses, personnel costs, accounts receivable and accounts payable aging, liquidity and cash resources. Management compares actual results against goals and budgets to take appropriate actions in order to improve performance.

Certain compensation adjustments are made pursuant to each executive officer’s employment terms established at the time he or she is hired. We do not have employment agreements or change of control agreements with any of our executive officers. We established the salary levels by surveying companies within similar industry including current compensation data based upon organization size, industry and geographic location.

Members of our executive management team are essential in providing input to the Compensation Committee concerning the effectiveness of the executive compensation program, selection of performance criteria, financial performance of the Company, and performance of individual executives. The Chief Executive Officer is the key member of management who advises the Committee and supplies needed and accurate information.

The Compensation Committee’s charter provides the Committee with the authority to engage compensation consultants (and other advisors) as it deems appropriate to assist with the performance of its duties.  The Compensation Committee did not use an independent advisor concerning 2012 executive compensation.

Elements of Compensation

Our compensation packages for executive officers consist of cash salaries, long-term incentive awards in the form of stock option and restricted stock grants.

Salary

Base salaries are set initially upon hire based predominantly on available market data and are adjusted based on market trends, our overall performance, individual contributions to our performance, and our available cash to a lesser extent. We also take into consideration the scope of our officers’ respective responsibilities. In reviewing base salaries, we also consider several other factors, including cost of living increases, and levels of responsibility.

Long-term Incentives

Executive officers may be granted stock options and other awards to purchase our common stock under our Incentive Compensation Plan, typically with time vesting requirements, as a way to align the interests of the executive officers with those of our stockholders. We believe that our long-term performance is aided by a culture that encourages superior performance by our executive officers, and that equity awards encourage and will appropriately reward such superior performance.

Summary of 2012 Compensation

The following table sets forth, for each of the last two fiscal years, the total remuneration awarded to, earned by, or paid to (i) each person who served as the Company’s principal executive officer at any time during 2012, (ii) the Company’s two most highly compensated executive officers other than the persons described in item (i) who were serving as executive officers as of December 31, 2012 and whose total compensation (excluding above-market and preferential earnings on nonqualified deferred compensation) exceeded $100,000 during 2012, and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to item (ii) had they been serving as executive officers of the Company as of December 31, 2012 (the principal executive officers and such other persons are referred to as the “named executive officers”).

Summary Compensation Table
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock awards ($)(2)	All other compensation ($)	Total ($)
C.B. Brechin	2012	200,000	-	-	-	200,000
Chief Executive Officer, Chief	2011	150,000	-	-	-	150,000
Financial Officer, Treasurer

Scott Rutherford	2012	185,000	-	-	-	185,000
President	2011	136,051	-	-	-	136,051
_____________________________
Notes:
(1)	Messrs. Brechin and Rutherford also serve on the Board of Directors of the Company but do not receive any separate compensation for such service.
(2)
Amounts reflect the aggregate grant date fair value of a restricted stock award computed in accordance with FASB ASC 718.  See Note 9 to the audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 regarding assumptions underlying valuation of equity awards.

Narrative Disclosure to the Summary Compensation Table

None of the named executive officers is a party to an employment agreement with the Company.

The terms of their employment arrangements entitle each of Messrs. Brechin and Rutherford to annual base salaries of $200,000 and $185,000, respectively, payable in accordance with our normal payroll practices.  Prior to October 14, 2011, the salary levels for Messrs. Brechin and Rutherford were $135,000.

None of the named executive officers held outstanding equity awards at December 31, 2012.

PROPOSAL 2 – APPROVAL (BY NON-BINDING ADVISORY VOTE) OF EXECUTIVE COMPENSATION

The Company is providing its stockholders with the opportunity to approve or disapprove the compensation of its named executive officers for 2012, as discussed in this Proxy Statement pursuant to Item 402 of the SEC’s Regulation S-K (commonly referred to as the “Say-on-Pay Vote”).  Although this advisory vote is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Board of Directors nevertheless believes that it is appropriate to seek the views of stockholders on the design and effectiveness of the Company’s executive compensation program.

The Company’s goal for its executive compensation program is to attract, motivate and retain a talented team of executives who will provide leadership for the Company’s success in dynamic and competitive markets.  The section of this proxy statement entitled “Executive Compensation” contains the information required by Item 402 of Regulation S-K and discusses in detail the Company’s executive compensation program and the compensation that was earned by, awarded to or paid to the Company’s named executive officers in 2012.

The Board of Directors believes that the Company’s compensation policies and procedures are reasonable in comparison both to similarly-sized companies in our industry and to the Company’s performance during 2012.  The Board of Directors also believes that the Company’s compensation program aligns executive officers with the interests of stockholders in the long-term value of the Company as well as the components that drive long-term value.

At the annual meeting, stockholders will be asked to adopt the following non-binding advisory resolution:

RESOLVED, that the compensation paid to the named executive officers of Brekford Corp., as disclosed in its definitive proxy statement for the 2013 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including in the section entitled “Executive Compensation”, is hereby approved.

Interests of Executive Officers

Because this advisory vote relates to, and may impact, the Company’s executive compensation policies and practices, the Company’s executive officers, including its named executive officers, have an interest in the outcome of this vote.

Vote Required

The adoption of the foregoing resolution requires the affirmative vote of the majority of the shares of Common Stock present in person or represented by proxy at the annual meeting and entitled to vote thereon.

Because your vote is advisory, it will not be binding on the Board of Directors or its Compensation Committee, overrule any decision made by the Board or its Compensation Committee, or create or imply any additional fiduciary duty by the Board or its Compensation Committee.  The Board and its Compensation Committee may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

Board Recommendation

The Board of Directors unanimously recommends that stockholders vote FOR approval of the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K.

PROPOSAL 3 – RECOMMENDATION (BY NON-BINDING ADVISORY VOTE) ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES

As discussed in Proposal 2, stockholders are being provided with the opportunity to approve, by advisory vote, the compensation of the Company’s named executive officers.  This Proposal 3 affords stockholders the opportunity to recommend, by non-binding advisory vote, the frequency with which future Say-on-Pay Votes should be submitted to stockholders for consideration.  Stockholders will be given the choice to recommend that future Say-on-Pay Votes be submitted for consideration every year, every two years or every three years.

The Board of Directors believes that stockholders should have the opportunity to express their views on the Company’s compensation program and policies for its named executive officers on an annual basis.  The Board and its Compensation Committee, which administers the executive compensation program, value the opinions expressed by stockholders pursuant to Say-on-Pay Votes and will consider the outcome of those votes in making its annual decisions on executive compensation.

Required Vote

The recommendation, by advisory vote, regarding frequency with which future Say-on-Pay Votes should be presented to stockholders for consideration will be determined based on the option (every one year, two years or three years) that receives a majority of all votes cast at the Annual Meeting.

Because your vote on this Proposal 3 is advisory, it will not be binding on the Board of Directors, overrule any decision made by the Board, or create or imply any additional fiduciary duty by the Board.  The Board may, however, take into account the outcome of the vote on this Proposal 3 when considering its policy on the frequency of future Say-on-Pay Votes.

Board Recommendation

The Board recommends that stockholders vote to hold future Say-on-Pay Votes every 1 YEAR.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers, directors, and persons who own more than ten percent (10%) of a registered class of our equity securities to file reports of securities ownership and changes in such ownership with the SEC on Forms 3, 4 and 5. Officers, directors, and greater-than-ten-percent stockholders are required by SEC regulations to provide us with copies of all Section 16(a) forms that they file.

Based solely upon a review of Forms 3, Forms 4, and Forms 5 furnished to us pursuant to Rule 16a-3 under the Exchange Act, we believe that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act during the year ended December 31, 2012 were timely filed, as necessary, by the officers, directors, and security holders required to file such forms.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company’s Audit Committee has the responsibility to review and approve all related-party transactions, as contemplated by Item 404 of the SEC’s Regulation S-K, to prevent potential conflicts of interest and to ensure that related party transactions are disclosed in the reports that the Company files with the SEC as and when required by applicable securities laws and regulations.  The term “related party transaction” is generally defined as any transaction (or series of related transactions) in which the Company is a participant and the amount involved exceeds the lesser of (i) $120,000 or (ii) one percent of the Company’s average total assets at year end for the last two completed fiscal years, and in which any director, director nominee or executive officer of the Company, any holder of more than 5% of the outstanding voting securities of the Company, or any immediate family member of the foregoing persons will have a direct or indirect interest. The term includes most financial transactions and arrangements, such as loans, guarantees and sales of property, and remuneration for services rendered (as an employee, consultant or otherwise) to the Company and its subsidiaries.

The following paragraphs discuss related party transactions that occurred during 2011 and 2012 (other than compensation paid or awarded to the Company’s directors, director nominees and executive officers that is required to be discussed, or is exempt from discussion, in the sections of this proxy statement entitled “Director Compensation” and “Executive Compensation”).

On October 1, 2009, three of our then-current directors, C.B. Brechin, Scott Rutherford, and Bruce Robinson, entered into a stock purchase agreement on behalf of the Company (the “Stock Purchase Agreement”), with the court-appointed receiver, Robert D. Gordon (the “Receiver”), for our former stockholder Legisi Marketing, Inc, to repurchase 18,910,000 shares of our common stock, par value $.0001 per share (“Common Stock”), and cancel 10,000,000 common stock purchase warrants exercisable at $.39 per share (the “Warrants”), which shares of Common Stock and Warrants had been in the custody of the Receiver. The aggregate purchase price for the securities under the Stock Purchase Agreement was $700,000. The effectiveness of the Stock Purchase Agreement was subject to court approval which was received on November 4, 2009. The repurchased shares of Common Stock and Warrants have been returned to our treasury and cancelled.

We financed the transaction from the proceeds of convertible promissory notes issued on November 9, 2009 by the Company in favor of Messrs. Brechin, Rutherford and Robinson in the respective principal amounts of $250,000, $250,000 and $200,000 (each, a “Promissory Note, and together, the “Promissory Notes”). Each Promissory Note is convertible into shares of Common Stock, at the option of each holder, at a conversion price of $.14 per share, and bears 12% interest per annum. We have agreed to pay the unpaid principal balance of the Promissory Notes and all accrued and unpaid interest on the date that is the earlier of (i) two (2) years from the issue date of the notes, or (ii) ten (10) business days from the date of closing by us of any equity financing generating gross proceeds in the aggregate amount of not less than Five Million Dollars ($5,000,000) (the “Maturity Date”).

On April 1, 2010, the Company and each member of the lender group executed a First Amendment to the Unsecured Promissory Note to amend the promissory notes as follows:

●	To include any accrued but unpaid interest in the amount that may be converted at the election of the holder; and

●
To extend the Maturity Date to the date that is the earlier of (i) four (4) years from the issue date of the Promissory Note or (ii) ten (10) business days from the date of closing by the Company of any equity financing generating gross proceeds in the aggregate amount of not less than $5,000,000.

The occurrence of any of the following events of default (“Event of Default”) will, at the option of the holder of a Promissory Note, make all sums of principal and interest then remaining unpaid and all other amounts payable immediately due and payable, upon written demand from the holder, which Event of Default has not been cured within sixty (60) calendar days of receipt by us of written demand: (i) we fail to pay the entire principal and any accrued and unpaid interest due on the Maturity Date; (ii) filing by us of a voluntary petition under the United States Bankruptcy Code, or under any other insolvency act or law, state or federal, now or hereafter existing; or any action indicating our consent to, approval of, or acquiescence in, any such petition or proceeding; or our consent to the appointment of a receiver or trustee for all or a substantial part of its respective properties; or the making of an assignment to the benefit of the creditors on behalf of us; and (iii) filing of an involuntary petition against us under the United States Bankruptcy Code, or under any other insolvency act or law, state or federal, now or hereafter existing; or the involuntary appointment of a receiver or trustee for all or a substantial part of the Company’s property; or the issuance of a warrant of attachment, execution or similar process against any substantial part of such properties, which remains undismissed, unbonded or undischarged ninety (90) days’ after issuance.

On December 12, 2011, the promissory note issued to Mr. Robinson was repaid in full by converting the outstanding principal balance into 1,428,572 shares of Common Stock.

The outstanding balance due on the Promissory Notes as of April 19, 2013, including principal and interest, is $251,561.64 and $251,561.64 for each of the notes held by Messrs. Brechin and Rutherford respectively, and the accrued interest paid to the note holders to date on each of the notes equals $100,027.47 and $100,027.47 respectively.

While we do not maintain a written policy with respect to related party transactions, our Audit Committee routinely reviews potential transactions with those parties we have identified as related parties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board of Directors, on the recommendation of the Audit Committee, has appointed Stegman & Company (“Stegman”) to serve as the Company’s independent registered public accounting firm for 2013. Representatives of Stegman are expected to be present at the 2013 annual meeting of stockholders, in person or by telephone, to make a statement if so desired, and to respond to any appropriate questions.

The following table presents fees for professional services rendered to the Company by Stegman during fiscal years 2012 and 2011.

	Year Ended December 31,
	2012	2011
Audit fees	$74,250	$74,339
Audit-related fees	8,239	-
Tax fees	8,231	8,000
Other fees	-	-
Total fees	$90,720	$82,339

Audit Fees for 2012 and 2011 include fees associated with the audits of the annual financial statements, the quarterly reviews of the unaudited interim financial statements included in the Company’s Quarterly Reports on Form 10-Q, and services related to other reports filed with the SEC.  Audit-Related Fees for 2012 include fees associated with the restatement of our form 10-Q for the three quarterly periods in the year ended December 31, 2011. Tax Fees for 2012 and 2011 include fees associated with the preparation and reviews of tax returns, advising on the impact of local tax laws, and tax planning.

It is the Audit Committee’s policy to pre-approve all services to be performed by the Company’s independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(l)(B) of the Exchange Act, which, when needed, are approved by the Audit Committee prior to the completion of the independent registered public accounting firm’s audit.  Pre-approval may be granted by action of the full Audit Committee or, in the absence of such Audit Committee action, by the Chairman of the Audit Committee whose action shall be considered to be that of the entire Audit Committee.  All of the 2012 and 2011 services described above were pre-approved by the Audit Committee.

OTHER BUSINESS

We know of no other business to be brought before the annual meeting. If, however, any other business should properly come before the annual meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

DEADLINE FOR SUBMITTING STOCKHOLDER PROPOSALS FOR 2014 ANNUAL MEETING

A stockholder who desires to present a proposal on a matter appropriate for stockholder action pursuant to Rule 14a-8 under the Exchange Act to be included in the proxy statement and voted on by the stockholders at the 2014 annual meeting of stockholders must submit a written proposal, including all supporting information, to the Company, delivered to and received by the Chief Executive Officer, at its principal executive offices no later than December 31, 2013 (120 days prior to the date of mailing of the proxy statement for that meeting based on this year’s proxy statement date) and must meet all other requirements for inclusion in the proxy statement.  As set forth in our Bylaws, if a stockholder intends to present a proposal for business to be considered at the 2014 annual meeting of stockholders but does not seek inclusion of the proposal in the Company’s proxy statement for that meeting, then such proposal, including all supporting information, must be delivered to and received by the Company’s Chief Executive Officer, at the Company’s principal executive offices, no less than 90 days nor more than 120 days before the date set for the 2014 annual meeting of stockholders.  Proposals received by the Company outside of these timelines will be considered untimely.  If a stockholder proposal is not timely received, then the proxies will be authorized to exercise discretionary authority with respect to the proposal.

Should the date set for the 2014 annual meeting of stockholders be advanced or delayed by more than 30 days, we will inform stockholders of such change in our earliest possible quarterly report on Form 10-Q, or, if impracticable, by any means reasonably calculated to inform stockholders. If the date of the 2014 annual meeting date is so modified, then stockholder proposals will be considered timely if they are submitted within a reasonable time prior to the mailing of our proxy materials for the 2014 annual meeting.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders.  This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are the Company’s stockholders may household the Company’s proxy materials.  In that event, a single annual report to stockholders, proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, will be delivered to multiple stockholders sharing an address unless the broker receives contrary instructions from the affected stockholders.  Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent.  If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report to stockholders, proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, please notify your broker.  Upon request, the Company will provide, free of charge, its proxy materials to any stockholder at a shared address who received only a single set of proxy materials.  Requests should be directed to the Company at the following address or phone number:  Investor Relations, Brekford  Corp., at 7020 Dorsey Road, Hanover, Maryland 21076; or 1-866-752-8683.  Stockholders who share the same address and currently receive multiple copies of the proxy materials should contact their brokers if they desire to request householding of their communications from the Company.

INCORPORATION BY REFERENCE

The information contained in this proxy statement with respect to the Report of the Audit Committee and the Audit Committee charter shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

By Order of the Board of Directors,

/s/ C.B. Brechin
C.B. Brechin
Chief Executive Officer and Chief Financial Officer

Hanover, Maryland
April 30, 2013

APPENDIX A

FORM OF PROXY

BREKFORD CORP.

2013 ANNUAL MEETING OF STOCKHOLDERS – JUNE 13, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a stockholder of Brekford Corp. (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint C.B. Brechin and Scott Rutherford, or either of them, proxies for and in the name of the undersigned, with the powers that the undersigned would possess if personally present, including full power of substitution, and hereby authorizes them to represent and to vote as indicated below all of the undersigned’s shares of common stock, $.0001 par value per share, of the Company held of record by the undersigned on April 19, 2013 at the 2013 Annual Meeting of Stockholders of the Company to be held at the Company’s principal executive offices located at 7020 Dorsey Road, Hanover, Maryland 21076 on June 13, 2013 at 12:00 P.M., local time, or at any adjournment or postponement thereof, for the purposes identified on this proxy card and with discretionary authority as to any other matters that may properly come before the annual meeting, including substitute nominees if any of the named director nominees should be unavailable to serve for election in accordance with and as described in the Notice of Annual Meeting of Stockholders and Proxy Statement, the receipt of which is hereby acknowledged.

If this proxy is properly executed, then all shares represented hereby will be voted in accordance with the instructions appearing on the proxy.  In the absence of specific instructions, proxies will be voted “FOR ALL NOMINEES” with respect to Proposal 1, “FOR” the approval of the compensation paid to the Company’s named executive officers in Proposal 2, that future Say-on-Pay Votes be held every “1 YEAR” in Proposal 3, and in the discretion of the proxy holders as to any other business that may properly come before the meeting as described in Proposal 4.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 13, 2013

This proxy statement and the Company’s Annual Report to Stockholders (including its Annual Report on Form 10-K for the year ended December 31, 2012) are available at www.iproxydirect.com/BFDI.

1.	Election of five nominees named below to the Company’s Board of Directors until the 2014 annual meeting of stockholders and until their successors are duly elected and qualified:

Douglas DeLeaver	C.B. Brechin	Scott Rutherford	Gregg Smith	Robert West

☐ FOR ALL NOMINEES	☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	☐ FOR ALL NOMINEES EXCEPT (see instruction below)

INSTRUCTION:  To withhold authority to vote for any individual nominee, mark “FOR ALL EXCEPT” and strike a line through that nominee’s name in the list above.

2.	Adoption of a non-binding advisory resolution approving the compensation of the named executive officers.

FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	Recommend, by non-binding advisory vote, the frequency (every one, two or three years) of the non-binding stockholder vote on the compensation of the named executive officers.

1 YEAR ☐	2 YEARS ☐	3 YEARS ☐	ABSTAIN ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements thereof, including matters incidental to its conduct.

Please sign and date on the reverse side.

DATED: _____________________, 2013

SIGNATURE(S)

Please mark, sign, date and return the proxy card promptly using the enclosed envelope. Please sign exactly as name appears hereon. Joint holders should each sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are signing. If a corporation or other entity, please sign in full corporate or entity name by authorized person.

Your proxy control number: ____________________________

VOTE BY INTERNET: Logon to www.iproxydirect.com/BFDI.  Enter your control number printed above; vote your proxy by checking the appropriate boxes; click on “Accept Vote”.

You may vote by Internet or telephone 24 hours a day, 7 days a week.  Internet voting is available through 11:59 p.m., prevailing time, on June 12, 2013.
Your Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.

VOTE BY MAIL:  If you do not wish to vote over the Internet, please complete, sign and date the accompanying proxy card and return it in the pre-paid envelope.